INVESTOR PRESENTATION Q2 2026

2 FORWARD LOOKING STATEMENTS This presentation may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Heritage Financial Corporation (the "Company") intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Such statements often include words such as "believes," "expects," "anticipates," "estimates," “forecasts,” "intends," “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future or conditional verbs such as “may,” "will," “should,” "would," and "could," as well as the negative of such words. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events, many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated or implied by forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements include, but are not limited to, the following: • potential adverse impacts to economic conditions nationally or in our local market areas, other markets where we have lending relationships, or other aspects of our business operations or financial markets, including, without limitation, as a result of credit quality deterioration, pronounced and sustained reductions in real estate market values, employment levels, labor shortages and a potential recession or slowed economic growth; • changes in the interest rate environment, which could adversely affect our revenues and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; • the level and impact of inflation and the current and future monetary policies of the Board of Governors of the Federal Reserve System and executive orders in response thereto; • previous and potential future disruptions, security breaches, insider fraud, cybersecurity incidents or other adverse events, failures or interruptions in, or attacks on, our information technology systems or on the third-party vendors who perform critical processing functions for our business, including sophisticated attacks using artificial intelligence and similar tools; • legislative or regulatory changes that adversely affect our business, including changes in banking, securities, and tax laws, in regulatory policies and principles, or the interpretation and prioritization of such rules and regulations; • effects on the U.S. economy resulting from actions taken by the federal government, including the threat or implementation of tariffs, immigration enforcement and changes in foreign policy; • the effects of acts of war or terrorism, foreign relations, military conflicts, including the wars in Iran and Ukraine, ongoing conflicts in the Middle East, and other international military conflicts that can increase levels of political and economic unpredictability, contribute to rising energy and commodity prices, affect global supply chains, increase the volatility of financial markets, and other matters beyond our control; • effects of other external events on our business and the businesses of our clients; • credit and interest rate risks associated with our business, including our customers’ borrowing, repayment, and deposit practices; • fluctuations in deposits and the concentration of large deposits from certain customers, who have deposit balances above current FDIC insurance limits; • liquidity issues, including our ability to borrow funds or raise additional capital, if necessary; • fluctuations in the value of our investment securities; • credit risks and risks from concentrations (including by type of geographic area, collateral and industry) within our loan portfolio; • the effectiveness of our risk management framework; • rapid technological changes implemented by us and other parties, including third-party vendors, which may be more difficult to implement or more expensive than anticipated or which may have unforeseen consequences to us and our customers, including the development and implementation of tools incorporating artificial intelligence; • increased competition in the financial services industry from non-banks such as credit unions and financial technology companies, including digital asset service providers; • our ability to adapt successfully to technological changes to compete effectively in the marketplace, including as a result of competition from other commercial banks, mortgage banking firms, credit unions, securities brokerage firms, insurance companies, and financial technology companies; • emerging issues related to the development and use of artificial intelligence that could give rise to legal or regulatory action, damage our reputation or otherwise materially harm our business or customers; • our ability to implement our organic and acquisition growth strategies, including the recent acquisition of Olympic Bancorp, Inc. ("Olympic"), and our ability to successfully integrate Olympic's customers and operations following the acquisition; • effects of critical accounting policies and judgments, including the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; • the commencement, costs, effects and outcome of litigation and other legal proceedings and regulatory actions against us or to which we may become subject, including in connection with prior acquisitions; • potential impairment to the goodwill we recorded in connection with our past acquisitions, including as a result of the recent acquisition of Olympic; • loss of, or inability to attract, key personnel; • our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we may acquire, including as a result of the recent acquisition of Olympic, into our operations and our ability to realize related revenue synergies and cost savings within expected time frames or at all, and any goodwill charges related thereto and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, which might be greater than expected; • the effects of climate change, severe weather events, natural disasters, pandemics, epidemics and other public health crises; • the impact of bank failures or adverse developments at other banks and related negative publicity about the banking industry in general on investor and depositor sentiment regarding the stability and liquidity of banks; • the extensive regulatory framework that applies to us; • the overall health of local and national real estate markets; • the level of nonperforming assets on our balance sheet; • risks related to acquiring assets in or entering markets in which we have not previously operated and may not be familiar; • changes in consumer spending, borrowing and saving habits; • the availability of future equity and debt issuances and other capital raising opportunities on favorable terms; and • our success at managing and responding to the risks involved in the foregoing items. You should also consider the risks, assumptions and uncertainties set forth in the “Risk Factors” section in our Annual Report on Form 10-K for the year ended December 31, 2025, as well as those set forth in other reports we file with or furnish to the Securities and Exchange Commission (the “SEC”) which are available on our website at www.hf-wa.com and on the SEC's website at www.sec.gov. These risks, assumptions and uncertainties should be considered in evaluating any forward- looking statements, and undue reliance should not be placed on such statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise. Except as otherwise indicated, this presentation speaks as of June 30, 2026. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after such date. Certain of the information contained herein may be derived from information provided by industry sources. We believe that such information is accurate and that the sources from which it has been obtained are reliable. We cannot guarantee the accuracy of such information, however, and we have not independently verified such information. Non-GAAP Financial Information The Company reports its results in accordance with United States generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP performance measures used in managing the business may provide meaningful information about underlying trends in its business. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP. Slides containing a discussion and reconciliation of non-GAAP financial measures are contained in the Appendix - Reconciliation of Non-GAAP Financial Measures and Quarterly Financial Statistics hereto. All dollars amounts presented throughout the entire presentation are in millions unless otherwise noted, except per share amounts. Percentages presented may not total 100% due to rounding. All tables and charts are as of June 30, 2026, unless otherwise indicated.

HERITAGE FINANCIAL CORPORATION OVERVIEW

4 OVERVIEW General Overview Nasdaq symbol HFWA Stock price(2) $29.81 Market capitalization(2) $1.2 billion Institutional ownership(2) 85.9% Headquarters Olympia, WA # of branches 66 Year established 1927 Q2 2026 Financial Highlights Assets $8.4 billion Deposits $7.0 billion Loans receivable $5.7 billion Net income $17.5 million Net interest margin 3.99% ROAE(3) 6.33% ROATCE(1)(4) 10.17% Adjusted ROATCE(1)(4) 13.29% Efficiency ratio 76.5% Adjusted efficiency ratio(1) 63.9% Leverage ratio 10.4% Total capital ratio 13.4% Certain locations of branches overlap on the map. (1) Represents a non-GAAP financial measure (2) Market information as of July 6, 2026. (3) Return on average equity (4) Return on average tangible common equity Metropolitan Statistical Areas Seattle-Tacoma-Bellevue, WA Portland-Vancouver-Hillsboro, OR-WA Eugene-Springfield, OR Boise–Nampa, ID Heritage Location Heritage Location Heritage Branch Metropolitan Statistical Area Boise City, ID Bremerton-Silverdale-Port Orchard, WA Eugene-Springfield, OR Portland-Vancouver-Hillsboro, OR-WA Seattle-Tacoma-Bellevue, WA Spokane-Spokane Valley, WA

Heritage Financial CORPORATION

# COMPANY STRATEGY

| | |
|---|---|
| **Allocate capital to organically grow our core banking business** | • Successful hiring of individuals and teams of bankers in high-growth and dynamic Seattle and Portland markets as well as other key markets including branch openings in Eugene, Oregon and Boise, Idaho and Spokane, Washington<br>• Disciplined approach to concentration risk and active portfolio management |
| **Improve operational efficiencies and rationalize branch network** | • Focused on achieving increased efficiencies with operational scale, internal focus on improving processes and technology solutions<br>• Closed/Consolidated 36 branches since the beginning of 2010, including 12 branches in 2021 and one branch in 2023 |
| **Generate stable profitability and risk adjusted returns** | • Adjusted return on average tangible common equity(1) ("ROATCE") averaged 12.0% from 2023 to 2025.<br>• Five-year growth in tangible book value(1) of $2.39, or 14.3%, to $19.15 at June 30, 2026 from $16.76 at June 30, 2021 |
| **Remain active and disciplined in M&A** | • On January 31, 2026, completed the acquisition of Olympic Bancorp, Inc. - $1.6B in assets.<br>• Six completed acquisitions in Washington and Oregon since 2013<br>• Target metrics = IRR of >15% with earnbacks < 3 years |
| **Maintain conservative underwriting standards and actively manage the loan portfolio** | • Long track record of strong underwriting with conservative risk profile<br>• Disciplined approach to concentration risk<br>• Net charge-offs on loans to average loans remains low at 0.03% for the quarter ended June 30, 2026 |
| **Focus on core deposits to increase franchise value over the long term** | • 28.0% noninterest demand deposits to total deposits at June 30, 2026<br>• 1.21% cost of total deposits; top 12% performance among US publicly traded banks in Q1 2026 |
| **Engage in proactive capital management** | • History of increasing regular dividends and utilizing special dividends to manage capital<br>• Strong capital ratios: leverage ratio(3) = 10.4%; total capital ratio(3) = 13.4% |

(1) Represents a non-GAAP financial measure
(2) Comparable cost of total deposits provided by S&P Global Market Intelligence for the first quarter of 2026 and includes banks nationwide with shares on Nasdaq or NYSE with total assets less than $100 billion excluding pending merger targets
(3) Current quarter capital ratios are estimates pending completion and filing of the Company's regulatory reports

5

6 $124.6 $104.9 $92.5 $109.4 $86.9 Median household income (dollars in thousands) 4.8% 3.5% 14.3% 4.7% 1.1% 13.1% 3.3% 7.8% 12.9% 4.5% 2.6% 12.7% 4.3% 2.6% 11.3%Seattle MSA Portland MSA Boise MSA Bremerton MSA USA Unemployment rate 2026-2031 Projected Population Growth 2026-2031 Projected Median Household Income Growth STRONG AND DIVERSE ECONOMIC LANDSCAPE Major Employers in the Pacific Northwest Data obtained from www.bls.gov, www.bea.gov and S&P Global Market Intelligence Unemployment data reflects the BLS's latest monthly Economic New Release - Employment & Unemployment Economic data as of January 2026 MSA Tie-out of websites used: https://www.bls.gov/web/metro/laulrgma.htm https://www.bls.gov/web/laus/laumstcm.htm https://data.bls.gov/timeseries/LNS14000000 https://www.zippia.com/advice/largest-companies-in-washington/https://www.zippia.com/advice/largest-companies-in-oregon/

7 LOANS AND DEPOSITS BY LOCATION MSA = Metropolitan or Micropolitan Statistical Area Location based upon branch or office location Deposit by MSA $2,704 $933 $837 $515 $459 $336 $224 $163 $160 $147 $114 $93 $354 Seattle-Tacoma-Bellevue WA Portland-Vancouver-Hillsboro OR-WA Bremerton-Silverdale-Port Orchard WA Oak Harbor WA Olympia-Lacey-Tumwater WA Mount Vernon-Anacortes WA Yakima WA Port Townsend WA Bellingham WA Longview-Kelso WA Shelton WA Port Angeles WA Other Loans by MSA $2,767 $776 $335 $237 $186 $181 $125 $102 $91 $948 Seattle-Tacoma-Bellevue WA Portland-Vancouver-Hillsboro OR-WA Bremerton-Silverdale-Port Orchard WA Mount Vernon-Anacortes WA Olympia-Lacey-Tumwater WA Bellingham WA Boise City ID Yakima WA Eugene-Springfield OR Other

8 POTENTIAL GROWTH OPPORTUNITIES Map obtained from S&P Global Market Intelligence Certain locations of bank headquarters overlap on the map Financial information as of the most recent quarter publicly available Excluding banks with pending mergers and acquisitions • Long-term goal to build a Pacific Northwest ("PNW") regional commercial community bank; potential opportunities for M&A and production team lift-outs in WA, OR and ID. • Significant number of banks remaining in HFWA footprint; further consolidation is expected. – 10 banks between $200 million and $500 million in assets – 9 banks between $500 million and $1.0 billion in assets – 12 banks between $1.0 billion and $3.5 billion in assets • Target metrics include 15% IRR and earnback of < 3 years. Bank headquarters

9 $1,712 $3,651 $3,879 $4,113 $4,238 $5,553 $6,615 $7,432 $6,980 $7,175 $7,106 $6,967 $6,907 $8,431 $1,747 $1,079 $1,591 $15.02 $15.68 $16.08 $16.88 $20.63 $22.10 $22.85 $24.34 $22.73 $24.44 $25.40 $27.13 $27.05 $27.13 $10.73 $11.41 $11.86 $12.70 $13.54 $15.07 $15.77 $17.19 $15.66 $17.40 $18.22 $19.98 $19.07 $19.15 Organic Assets Acquired Assets Book value per share Tangible book value per share (1) 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q1 2026 Q2 2026 Acquired Puget Sound Bancorp $639MM in assets Premier Commercial Bancorp $440MM in assets HISTORICAL GROWTH ORGANIC AND ACQUISITIVE Merged with Washington Banking Company $1.7B in assets (1) Represents a non-GAAP financial measure Acquired Olympic Bancorp $1.6B in assets

10 GROWTH STRATEGY YEAR ACTIVITY 2013 • Acquired Valley Community Bancshares - $254MM in assets • Acquired Northwest Commercial Bank - $65MM in assets 2014 • Merged with Washington Banking Company - $1.7B in assets 2015 • Added a commercial banking team in Seattle, Washington • Formed Capital Markets Group as result of the added expertise 2017 • Added commercial banking team in the greater Portland, Oregon area • Expanded expertise in non-profit lending and added a commercial position focused on deposit production 2018 • Acquired Puget Sound Bancorp - $639MM in assets • Acquired Premier Commercial Bancorp - $440MM in assets 2019 • Added commercial banking team in the greater Portland, Oregon area • Expanded expertise in the dental and healthcare fields 2022 • Added new commercial banking team in Vancouver, Washington • Added new commercial banking team in Portland, Oregon • Expanded into a new market with addition of commercial banking team and full service branch in Eugene, Oregon (branch opened August 2022) 2023 • Expanded into a new market with addition of commercial banking team and full service branch in Boise, Idaho (branch opened January 2023) 2024 • Expanded Builder Banking team with hiring of new SVP, Director of Builder Banking and sales position in greater Seattle, Washington area. 2025 • Expanded into a new market with addition of commercial banking team and loan production office in Spokane, Washington in January 2025 (branch opened May 2026) 2026 • Acquired Olympic Bancorp, Inc. - $1.6B in assets Bank Acquisitions and Team Additions Bank Acquisition Team Addition

FINANCIAL UPDATE

12 LOAN PORTFOLIO Loan Portfolio Composition $171 $165 $170 $209 $214 $375 $403 $359 $361 $349$414 $479 $343 $412 $397 $718 $843 $818 $1,059 $1,051 $959 $1,003 $1,035 $1,214 $1,228 $1,698 $1,909 $2,058 $2,466 $2,509 Consumer Residential real estate Construction & land development Commercial and Industrial (C&I) Owner-occupied CRE Non-owner occupied CRE 2023 2024 2025 Q1 2026 Q2 2026 New Loan Commitments* $20 $24 $17 $19 $33 $88 $141 $63 $71 $141 $49 $94 $75 $37 $98 $111 $81 $117 $58 $100 Consumer Construction & land development Commercial and Industrial (C&I) Commercial Real Estate (CRE) Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 *New loan commitments in Q1 2026 do not include Olympic activity prior to acquisition date of January 31, 2026.

13 LOC Utilization Rates 28.2% 29.7% 28.8% 30.7% 29.8% 53.8% 70.2% 57.3% 58.4% 54.3% 31.1% 31.6% 34.4% 34.1% 34.5% Utilization Rate - Consumer LOCs Utilization Rate - Construction LOCs Utilization Rate - C&I LOCs 2023 2024 2025 Q1 2026 Q2 2026 Construction Commitments $769 $682 $599 $706 $731 $414 $479 $343 $412 $397 $355 $203 $256 $294 $334 Outstanding Balance Available Credit 2023 2024 2025 Q1 2026 Q2 2026 LINE OF CREDIT ("LOC") UTILIZATION

14 COMMERCIAL LOAN EXPOSURE Commercial Business Loans by Industry Exposure Industry Amount WARR at 06/30/26 Real estate, rental and leasing $2,719 4.5 Health care and social assistance 455 4.3 Accommodation and food services 189 5.2 Retail trade 134 4.6 Construction 196 5.0 Other services (except Public administration) 157 4.8 Manufacturing 110 4.8 All other industries 828 4.5 Total $4,788 4.5 CRE Loans only by Collateral Type Collateral Type Amount WARR at 06/30/26 Office $685 4.3 Industrial 669 4.6 Retail store / shopping center 439 4.5 Multi-family 615 4.6 Mixed use property 157 4.7 Motel / hotel 111 5.1 Single purpose 136 4.7 Warehouse 128 4.6 Mini-storage 275 3.9 Recreational / school 90 4.8 Other 432 4.6 Total $3,737 4.5 WARR = Weighted average risk rating Categorized by NAICS code. Office - Owner-occupied CRE 8.5% Office - Non-owner occupied CRE 9.8% Industrial 17.9% Retail store / shopping center 11.7% Multi-family 16.4% Mixed use property 4.2% Motel / hotel 3.0% Single purpose 3.6% Warehouse 3.4% Mini-storage 7.4% Recreational / school 2.4% Other 11.7% Real estate, rental and leasing 56.8% Health care and social assistance 9.5% Accommodation and food services 3.9% Retail trade 2.8% Construction 4.1% Other Services (except Public administration) 3.3% Manufacturing 2.3% All other industries 17.3%

15 CHANGES IN LOANS RECEIVABLE $5,723 $162 $(103) $(50) $16 $5,748 Loans receivable at March 31, 2026 Loans originated Prepayments Maturities / Payoffs Net advances/ payments Loans receivable at June 30, 2026 $4,783 $954 $259 $(175) $(96) $23 $5,748 Loans receivable at December 31, 2025 Loans acquired Loans originated Prepayments Payoffs Net advances/ payments Loans receivable at June 30, 2026 Change in loans - Q2 2026 Change in loans - YTD 2026

16 Net charge-offs (recoveries) on loans to average loans, annualized (0.01)% 0.06% 0.03% 0.03% 0.04% 0.01% 0.04% 0.04% 0.02% 2023 2024 2025 2026 YTD Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 (0.03)% 0.00% 0.03% 0.05% 0.08% Nonaccrual Loans $4 $4 $21 $15 $16 Nonaccrual loans Nonaccrual loans to loans receivable 2023 2024 2025 Q1 2026 Q2 2026 0.10% 0.08% 0.44% 0.26% 0.27% NONACCRUAL LOANS AND NET CHARGE-OFFS

17 CRITICIZED LOANS $150 $179 $188 $225 $231 $65 $64 $96 $106 $90 $80 $111 $71 $104 $125 Substandard - nonaccrual Substandard - accrual Special mention 2023 2024 2025 Q1 2026 Q2 2026 Criticized Loans by Loan Segment Commercial & industrial 32.9% Owner- occupied CRE 20.6% Non-owner occupied CRE 37.5% Residential real estate 1.0% Construction & land development 7.5% Consumer 0.5% Criticized Loans by Collateral Type Motel/Hotel 8.0% Office 8.3% Multi-Family 4.8% Retail Store/Shopping Center 11.7%Mixed Use Property 6.3% Elder Care 3.9% Farm-Bldgs/Land 4.5% Industrial 6.0% Duplex/Tri-Plex/4-Plex 0.4% Other CRE 19.5% Non-CRE 26.6% $4 $4 $21 $15 $16

18 CRITICIZED LOANS AND NET CHARGE-OFF HISTORY Criticized Loans to Total Loans 3.79% 6.50% 4.81% 3.34% 3.45% 3.73% 3.93% 3.93% 2.05% 3.37% 2.63% 1.96% 2.27% 2.66% 3.22% 3.25% Heritage Peer Median 2019 2020 2021 2022 2023 2024 2025 Q1 2026 Net Charge-offs to Average Loans 0.09% 0.07% 0.01% (0.03)% (0.01)% 0.06% 0.03% 0.04% 0.08% 0.05% 0.02% 0.01% 0.06% 0.06% 0.07% 0.07% Heritage Peer Median 2019 2020 2021 2022 2023 2024 2025 Q1 2026 (1) Criticized loans includes loans graded special mention or worse (2) Peer Median is the median of 20 identified peer banks and is as of March 31, 2026 Proactive Credit Management • Heritage proactively downgrades loans that are experiencing financial difficulty. • Criticized loans(1) to total loans higher than peer median(2) since 2019 • NCOs recognized during the same period were generally lower than peer median.

19 ACL on Loans $47,999 $52,468 $52,584 $60,551 $59,473 1.11% 1.09% 1.10% 1.06% 1.03% ACL on loans ($) ACL on loans / Loans (%) 2023 2024 2025 Q1 2026 Q2 2026 ALLOWANCE FOR CREDIT LOSSES ("ACL") ON LOANS $60,551 $(79) $(1,045) $46 $— $59,473 March 31, 2026 Change in loan balance Change in collective rate Change in rate and balance Individually evaluated loans June 30, 2026 Change in ACL on Loans - Q2 2026 Dollars in thousands

20 Average Deposit Balances and Cost of Total Deposits $5,706 $5,618 $5,813 $6,922 $5,779 $5,843 $5,886 $6,741 $7,100 0.69% 1.34% 1.36% 1.23% 1.40% 1.37% 1.32% 1.25% 1.21% 1.94% 1.89% 1.83% 1.71% 1.67% 1.03% 1.90% 1.89% 1.69% Average deposits Cost of total deposits Cost of int-bearing deposits 2023 2024 2025 2026 YTD Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 DEPOSITS Deposit Composition 30.6% 29.1% 27.0% 28.5% 28.0% 28.7% 25.8% 27.5% 25.7% 26.3% 19.5% 20.5% 22.5% 21.9% 22.4% 8.7% 7.4% 7.1% 8.4% 8.3% 12.4% 17.2% 15.9% 15.5% 15.0% Noninterest demand deposits Interest bearing demand deposits Money market accounts Savings accounts Certificates of deposit 2023 2024 2025 Q1 2026 Q2 2026

21 DEPOSIT COMPOSITION Customer Deposits by Relationship Size $923 $476 $1,579 $1,819 $2,242 Over $10MM $5MM-$10MM $1MM-5MM $250K-$1MM Less than $250K Consumer Accounts vs. Business Accounts 27% 58% 15% Consumer Commercial CDs Insured vs. Uninsured 39% 61% Insured Uninsured Deposit portfolio as of June 30, 2026: • Majority of deposits are to customers with relationships of $1 million or less. • Uninsured deposits at 39% of total deposits. • 13% of uninsured deposits are public deposits that are 100% pledged. • Mix of commercial and consumer accounts.

22 Investment Balances and Investment Yield $1,874 $1,468 $1,282 $1,633 $1,346 $1,313 $1,282 $1,669 $1,633$178 $33 $88 $360 $57 $3 $316 $44 3.02% 3.33% 3.33% 3.49% 3.38% 3.35% 3.26% 3.43% 3.54% Portfolio yield New purchases 2023 2024 2025 2026 YTD Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 INVESTMENT PORTFOLIO Portfolio Duration 4.85 4.55 4.30 4.31 3.37 2.33 3.87 3.41 4.68 4.48 4.30 4.02 4.31 3.76 4.18 3.19 5.04 Duration - total portfolio Duration - new purchases only (1) 2023 2024 2025 2026 YTD Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 (1) No investments were purchased during Q3 2025

23 $51 $49 $46 $45 $49 $42 $74 $100 $67 $69 $37 $38 $37 $35 $33 $32 $36 $30 $62 $89 $56 $59 $27 $29 $14 $14 $13 $13 $13 $12 $12 $11 $11 $10 $10 $9 Interest Principal Q3 2026 Q4 2026 Q1 2027 Q2 2027 Q3 2027 Q4 2027 Q1 2028 Q2 2028 Q3 2028 Q4 2028 Q1 2029 Q2 2029 INVESTMENT CASHFLOWS Investment cashflows(1) are estimated to be $667 million through Q2 of 2029. (1) Cashflow estimates based on third-party bond accounting service

24 INVESTMENT PORTFOLIO HTM Investment by Type US government and agencies 21.3% Residential CMO and MBS 32.2% Commercial CMO and MBS 46.5% Available for sale ("AFS") and held to maturity ("HTM") investment securities percentages are based on fair value as of June 30, 2026 unless otherwise noted Strong Credit Quality of Portfolio: AFS Securities • 91.2% of AFS in U.S. government and agency securities • Only 1.7% of AFS are rated less than AA • 97.7% of AFS portfolio are unpledged HTM Securities • All HTM investments are U.S. government and agency securities • 100% HTM portfolio pledged for public deposits and Federal Reserve Bank borrowings AFS Investment by Type US government and agencies 1.2% Municipal securities 6.6% Residential CMO and MBS 51.1% Commercial CMO and MBS 37.5% Corporate obligations 1.7% Other asset-backed securities 1.9%

25 Net Interest Margin 3.56% 3.31% 3.58% 3.98% 3.51% 3.64% 3.72% 3.96% 3.99% 2023 2024 2025 2026 YTD Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 NET INTEREST MARGIN Quarterly Change in Net Interest Margin 3.96% (0.09)% 0.09% 0.05% (0.03)% 0.05% (0.04)% 3.99% QTD Q1 2026 Loans Accretion on purchased loans Investments Interest earning deposits Deposits Borrowings QTD Q2 2026 Net Interest Income $225,155 $209,364 $224,405 $144,035 $54,983 $57,371 $58,361 $69,219 $74,816 2023 2024 2025 2026 YTD Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026

26 Fixed Rate Loans • $3.0 billion in total Adjustable Rate Loans - Repricing Schedule $1,231 $148 $195 $287 $397 $394 $104 6.46% 4.70% 5.95% 6.10% 6.17% 6.11% 5.21% 6.53% 6.63% 6.43% 6.57% 6.53% 6.55% 6.57% Floating and Adjustable Rate Loans Wtd Avg Rate (1) Wtd Avg Rate if Repriced (2) < 3 Months 3 - 12 Months 1 - 2 Years 2 - 3 Years 3 - 4 Years 4 - 5 Years > 5 Years LOAN MATURITY AND REPRICING NOTE: Interest rates disclosed above are based upon the loan rate and do not consider amortization/accretion of deferred fees and purchase accounting adjustments. (1) Weighted Average Rate as of June 30, 2026 and repricing period signifies the sooner of the next scheduled reprice date or maturity (2) Weighted Average Rate if Repriced as of June 30, 2026 and assumes same index and margin Adjustable Rate Loans • $2.8 billion in total • 55% tied to FHLB index, 23% tied to Prime, 23% tied to SOFR Fixed Rate Loans - Maturity Schedule $81 $196 $312 $248 $447 $291 $1,411 5.51% 5.20% 5.35% 5.41% 5.14% 4.82% 4.49% Fixed Rate Loans Wtd Avg Rate (1) < 3 Months 3 - 12 Months 1 - 2 Years 2 - 3 Years 3 - 4 Years 4 - 5 Years > 5 Years

27 PROFITABILITY TRENDS ROAA and Adjusted ROAA(1) 0.86% 0.61% 0.96% 0.90% 0.70% 1.09% 1.27% 0.97% 0.83% 0.99% 0.88% 1.10% 1.15% 1.03% 1.11% 1.29% 1.18% 1.12% ROAA Adjusted ROAA (1) 2023 2024 2025 2026 YTD Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Noninterest Expense/Avg. Assets 2.30% 2.20% 2.32% 2.54% 2.32% 2.30% 2.33% 2.52% 2.56% 2.34% 2.36% 2.37% 2.89% 3.06% 2.33% 2.22% 2.36% 2.98% Noninterest Expense / Avg. Assets Adjusted Noninterest Expense / Avg. Assets (1) 2023 2024 2025 2026 YTD Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 ROAA = Return on average assets (1) Represents a non-GAAP financial measure

28 $61.8 $43.3 $67.5 $36.5 $70.9 $62.9 $77.3 $46.7 Net income Adjusted Net income (1) 2023 2024 2025 2026 YTD Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 $12.2 $19.2 $22.2 $18.9 $17.5 $18.1 $19.7 $22.5 $23.0 $23.6 PROFITABILITY TRENDS ROAE, ROATCE(1) and Adjusted ROATCE(1) Net Income and Adjusted Net Income(1), in millions 12.76% 10.53% 12.15% 13.32% 11.59% 12.16% 13.51% 13.36% 13.29% 11.15% 7.31% 10.63% 10.64% 7.85% 11.86% 13.33% 11.14% 10.17% 7.55% 5.06% 7.61% 6.81% 5.57% 8.52% 9.68% 7.32% 6.33% ROAE ROATCE (1) Adjusted ROATCE (1) 2023 2024 2025 2026 YTD Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 ROAE = Return on average equity ROATCE = Return on average tangible common equity (1) Represents a non-GAAP financial measure

29(1) Represents a non-GAAP financial measure (2) Current quarter ratios are estimates pending completion and filing of the Company's regulatory reports CAPITAL RATIOS Equity Ratios 11.9% 12.2% 13.2% 13.1% 13.2% 8.8% 9.0% 10.1% 9.6% 9.7% Stockholders' equity to total assets (GAAP) Tangible common equity to tangible assets(1) 2023 2024 2025 Q1 2026 Q2 2026 12.9% 12.0% 12.7% 12.2% 12.1% 10.0% 10.0% 10.8% 10.3% 10.4% 14.1% 13.3% 14.1% 13.5% 13.4% Total Risk Based Capital Tier 1 Leverage Ratio Common Equity Tier 1 2023 2024 2025 Q1 2026 Q2 2026 Regulatory Capital Ratios(2)

30 LIQUIDITY POSITION (1) Includes FHLB borrowing availability of $1.80 billion at June 30, 2026 based on pledged assets, however, maximum credit capacity is 45% of the Bank's total assets one quarter in arrears or $3.82 billion Liquidity position at June 30, 2026: • Sufficient liquidity to cover estimated uninsured deposits of $2.8 billion. • Access to brokered deposits of $1.1 billion per internal company policy. Liquidity Sources $2,379 $2,509 $2,617 $3,202 $3,273 $978 $1,141 $1,286 $1,469 $1,636 $346 $347 $346 $342 $339 $656 $631 $607 $978 $949 $254 $245 $233 $268 $204 $145 $145 $145 $145 $145 100.4% 100.6% 107.7% 113.0% 118.9% FHLB borrowing availability (1) FRB borrowing availability Unencumbered investment securities available for sale at fair value Cash and cash equivalents Fed funds lines % of uninsured deposits covered by liquidity sources Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026

SHAREHOLDER RETURN

32 TOTAL SHAREHOLDER RETURN Stock Summary(2) Ticker HFWA Exchange Nasdaq Stock price $29.81 Market capitalization (in millions) $1,228.7 Dividend yield (regular dividend only) 3.22 % Average Daily Volume (3 month) Average daily volume (shares) 236,890 Average daily volume ($000s) $7,062 52-Week High and Low Price 52-week high (July 2, 2026) $30.58 52-week low (November 18, 2025) $21.32 Per Share Tangible book value per share(1) $19.15 EPS - 2026E $2.39 EPS - 2027E $2.80 Number of research analysts 6 Valuation Ratios Price / Tangible book value(1) 155.7 % Price / 2026E EPS 12.5x Price / 2027E EPS 10.7x Dividends Per Share Declared(3) 0.61 0.72 0.84 0.80 0.81 0.84 0.88 0.92 0.96 0.73 $0.12 $0.15 $0.18 $0.20 $0.20 $0.21 $0.22 $0.23 $0.24 $0.24 $0.13 $0.15 $0.18 $0.20 $0.20 $0.21 $0.22 $0.23 $0.24 $0.24 $0.13 $0.15 $0.19 $0.20 $0.20 $0.21 $0.22 $0.23 $0.24 $0.25 $0.13 $0.17 $0.19 $0.20 $0.21 $0.21 $0.22 $0.23 $0.24 $0.10 $0.10 $0.10 Q1 Q2 Q3 Q4 Special dividends 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026(1) Represents a non-GAAP financial measure (2) Market information as of July 6, 2026 and earnings per share and valuation ratios are based on analysts consensus (3) Dividend information as of July 22, 2026 $2.01 $1.80 $2.24 $1.75 $1.24 $1.96 $0.53 $0.56 $0.66 $0.59 $0.57 $0.36 $0.55 $0.65 $0.48 $0.42 Diluted EPS Adjusted Diluted EPS(1) 2023 2024 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Diluted EPS and Adjusted Diluted EPS(1)

APPENDIX - RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND QUARTERLY FINANCIAL STATISTICS

Heritage Financial CORPORATION

# NON-GAAP FINANCIAL MEASURES

| | 2023 | 2024 | 2025 | 2026 YTD | Q2 2025 | Q3 2025 | Q4 2025 | Q1 2026 | Q2 2026 |
|---|---|---|---|---|---|---|---|---|---|
| **Adjusted Net Income and Adjusted Return on Average Assets ("ROAA"):** | | | | | | | | | |
| Net income (GAAP) | $ 61,755 | $ 43,258 | $ 67,532 | $ 36,493 | $ 12,215 | $ 19,169 | $ 22,237 | $ 18,947 | $ 17,546 |
| Exclude (gain) loss on sale of investment securities, net | 12,231 | 22,742 | 10,741 | 217 | 6,854 | — | — | — | 217 |
| Exclude gain on sale of branch including related deposits, net | (610) | — | — | — | — | — | — | — | — |
| Exclude merger related costs | — | — | 1,020 | 12,671 | — | 635 | 385 | 5,178 | 7,493 |
| Exclude gain on sale of premise and equipment | — | (1,552) | (8) | — | (5) | — | — | — | — |
| Exclude tax effect of adjustments | (2,440) | (4,450) | (2,468) | (2,706) | (1,438) | (133) | (81) | (1,087) | (1,619) |
| Exclude BOLI restructuring costs included in BOLI Income | — | 508 | — | — | — | — | — | — | — |
| Exclude tax expense related to BOLI restructuring | — | 2,371 | 515 | — | 515 | — | — | — | — |
| Adjusted net income (non-GAAP) | $ 70,936 | $ 62,877 | $ 77,332 | $ 46,675 | $ 18,141 | $ 19,671 | $ 22,541 | $ 23,038 | $ 23,637 |
| Average ("Avg") total assets | $7,140,024 | $7,133,046 | $7,027,138 | 8,187,549 | $7,046,943 | $7,006,140 | $6,954,110 | $7,935,002 | 8,437,320 |
| ROAA, annualized (GAAP) | 0.86 % | 0.61 % | 0.96 % | 0.90 % | 0.70 % | 1.09 % | 1.27 % | 0.97 % | 0.83 % |
| Adjusted ROAA, annualized (non-GAAP) | 0.99 % | 0.88 % | 1.10 % | 1.15 % | 1.03 % | 1.11 % | 1.29 % | 1.18 % | 1.12 % |
| **Adjusted Noninterest Expense / Average Assets:** | | | | | | | | | |
| Noninterest Expense (GAAP) | $ 166,623 | $ 158,296 | $ 165,566 | $ 120,875 | $ 41,085 | $ 41,615 | $ 41,483 | $ 56,551 | $ 64,324 |
| Exclude merger related costs | — | — | 1,020 | 12,671 | — | 635 | 385 | 5,178 | 7,493 |
| Exclude amortization of intangible assets | $ 2,434 | $ 1,640 | $ 1,174 | $ 5,015 | $ 302 | $ 284 | $ 285 | $ 2,058 | $ 2,957 |
| Adjusted noninterest expense (non-GAAP) | $ 164,189 | $ 156,656 | $ 163,372 | $ 103,189 | $ 40,783 | $ 40,696 | $ 40,813 | $ 49,315 | $ 53,874 |
| Avg. total assets | $7,140,024 | $7,133,046 | $7,027,138 | $8,187,549 | $7,046,943 | $7,006,140 | $6,954,110 | $7,935,002 | $8,437,320 |
| Noninterest Expense/Avg. Assets (GAAP) | 2.33 % | 2.22 % | 2.36 % | 2.98 % | 2.34 % | 2.36 % | 2.37 % | 2.89 % | 3.06 % |
| Noninterest expense/Avg. Assets (non-GAAP) | 2.30 % | 2.20 % | 2.32 % | 2.54 % | 2.32 % | 2.30 % | 2.33 % | 2.52 % | 2.56 % |

Dollars in thousands

34

# NON-GAAP FINANCIAL MEASURES

Heritage Financial Corporation

| | 2023 | 2024 | 2025 | 2026 YTD | Q2 2025 | Q3 2025 | Q4 2025 | Q1 2026 | Q2 2026 |
|---|---|---|---|---|---|---|---|---|---|
| **Return on Average Tangible Common Equity ("ROATCE") and Adjusted ROATCE:** | | | | | | | | | |
| Net income (GAAP) | $ 61,755 | $ 43,258 | $ 67,532 | $ 36,493 | $ 12,215 | $ 19,169 | $ 22,237 | $ 18,947 | $ 17,546 |
| Add amortization of intangible assets | 2,434 | 1,640 | 1,174 | 5,015 | 302 | 284 | 285 | 2,058 | 2,957 |
| Exclude tax effect of adjustment | (511) | (344) | (247) | (1,053) | (63) | (60) | (60) | (432) | (621) |
| Tangible net income (non-GAAP) | $ 63,678 | $ 44,554 | $ 68,459 | $ 40,455 | $ 12,454 | $ 19,393 | $ 22,462 | $ 20,573 | $ 19,882 |
| | | | | | | | | | |
| Tangible net income (non-GAAP) | $ 63,678 | $ 44,554 | $ 68,459 | $ 40,455 | $ 12,454 | $ 19,393 | $ 22,462 | $ 20,573 | $ 19,882 |
| Exclude (gain) loss on sale of investment securities, net | 12,231 | 22,742 | 10,741 | 217 | 6,854 | — | — | — | 217 |
| Exclude gain on sale of branch including related deposits, net | (610) | — | — | — | — | — | — | — | — |
| Exclude merger related costs | — | — | 1,020 | 12,671 | — | 635 | 385 | 5,178 | 7,493 |
| Exclude gain on sale of premise and equipment | — | (1,552) | (8) | — | (5) | — | — | — | — |
| Exclude tax effect of adjustments | (2,440) | (4,450) | (2,468) | (2,706) | (1,438) | (133) | (81) | (1,087) | (1,619) |
| Exclude BOLI restructuring costs included in BOLI Income | — | 508 | — | — | — | — | — | — | — |
| Exclude tax expense related to BOLI restructuring | — | 2,371 | 515 | — | 515 | — | — | — | — |
| Adjusted tangible net income (non-GAAP) | $ 72,859 | $ 64,173 | $ 78,259 | $ 50,637 | $ 18,380 | $ 19,895 | $ 22,766 | $ 24,664 | $ 25,973 |
| | | | | | | | | | |
| Average stockholders' equity (GAAP) | $ 818,042 | $ 854,172 | $ 887,679 | $1,080,785 | $ 879,808 | $ 892,280 | $ 911,454 | $1,049,044 | $1,112,178 |
| Exclude average intangible assets | (246,965) | (244,910) | (243,500) | (314,355) | (243,651) | (243,350) | (243,069) | (300,391) | (328,166) |
| Average tangible common stockholders' equity (non-GAAP) | $ 571,077 | $ 609,262 | $ 644,179 | $ 766,430 | $ 636,157 | $ 648,930 | $ 668,385 | $ 748,653 | $ 784,012 |
| | | | | | | | | | |
| ROAE, annualized (GAAP) | 7.55 % | 5.06 % | 7.61 % | 6.81 % | 5.57 % | 8.52 % | 9.68 % | 7.32 % | 6.33 % |
| ROATCE, annualized (non-GAAP) | 11.15 % | 7.31 % | 10.63 % | 10.64 % | 7.85 % | 11.86 % | 13.33 % | 11.14 % | 10.17 % |
| Adjusted ROATCE, annualized (non-GAAP) | 12.76 % | 10.53 % | 12.15 % | 13.32 % | 11.59 % | 12.16 % | 13.51 % | 13.36 % | 13.29 % |

Dollars in thousands

35

36 NON-GAAP FINANCIAL MEASURES 2023 2024 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Diluted Earnings per Share and Adjusted Diluted Earnings per Share: Net income (GAAP) $ 61,755 $ 43,258 $ 67,532 $ 12,215 $ 19,169 $ 22,237 $ 18,947 $ 17,546 Exclude (gain) loss on sale of investment securities, net 12,231 22,742 10,741 6,854 — — — 217 Exclude gain on sale of branch including related deposits, net (610) — — — — — — — Exclude merger related costs — — 1,020 — 635 385 5,178 7,493 Exclude gain on sale of premise and equipment — (1,552) (8) (5) — — — — Exclude tax effect of adjustments (2,440) (4,450) (2,468) (1,438) (133) (81) (1,087) (1,619) Exclude BOLI restructuring costs included in BOLI Income — 508 — — — — — — Exclude tax expense related to BOLI restructuring — 2,371 515 515 — — — — Adjusted net income (non-GAAP) $ 70,936 $ 62,877 $ 77,332 $ 18,141 $ 19,671 $ 22,541 $ 23,038 $ 23,637 Average number of diluted shares outstanding 35,258,189 34,899,036 34,456,904 34,446,710 34,413,386 34,405,793 39,104,569 41,541,763 Diluted earnings per share (GAAP) $ 1.75 $ 1.24 $ 1.96 $ 0.36 $ 0.55 $ 0.65 $ 0.48 $ 0.42 Adjusted diluted earnings per share (non-GAAP) $ 2.01 $ 1.80 $ 2.24 $ 0.53 $ 0.56 $ 0.66 $ 0.59 $ 0.57 Dollars in thousands

37 2017 2018 2019 2020 2021 2022 2023 2024 2025 Tangible Book Value Per Share: Total stockholders' equity (GAAP) $ 505,305 $ 760,723 $ 809,311 $ 820,439 $ 854,432 $ 797,893 $ 853,261 $ 863,527 $ 921,504 Exclude intangible assets (125,117) (261,553) (257,552) (254,027) (250,916) (248,166) (245,732) (244,092) (242,918) Tangible common equity (non-GAAP) $ 380,188 $ 499,170 $ 551,759 $ 566,412 $ 603,516 $ 549,727 $ 607,529 $ 619,435 $ 678,586 Total assets (GAAP) $ 4,113,270 $ 5,316,927 $ 5,552,970 $ 6,615,318 $ 7,432,412 $ 6,980,100 $ 7,174,957 $ 7,106,278 $ 6,967,350 Exclude intangible assets (125,117) (261,553) (257,552) (254,027) (250,916) (248,166) (245,732) (244,092) (242,918) Tangible assets (non-GAAP) $ 3,988,153 $ 5,055,374 $ 5,295,418 $ 6,361,291 $ 7,181,496 $ 6,731,934 $ 6,929,225 $ 6,862,186 $ 6,724,432 Stockholders' equity to total assets (GAAP) 12.3% 14.3% 14.6% 12.4% 11.5% 11.4% 11.9% 12.2% 13.2 % Tangible common equity to tangible assets (non- GAAP) 9.5% 9.9% 10.4% 8.9% 8.4% 8.2% 8.8% 9.0% 10.1 % Shares outstanding 29,927,746 36,874,055 36,618,729 35,912,243 35,105,779 35,106,697 34,906,233 33,990,827 33,963,500 Book value per share (GAAP) $ 16.88 $ 20.63 $ 22.10 $ 22.85 $ 24.34 $ 22.73 $ 24.44 $ 25.40 $ 27.13 Tangible book value per share (non-GAAP) $ 12.70 $ 13.54 $ 15.07 $ 15.77 $ 17.19 $ 15.66 $ 17.40 $ 18.22 $ 19.98 Moved to 2nd slide 2026 2026 Tangible Book Value Per Share (cont'd): Q1 Q2 Total stockholders' equity (GAAP) $ 1,115,691 $ 1,109,692 Exclude intangible assets (329,255) (326,298) Tangible common equity (non-GAAP) $ 786,436 $ 783,394 Total assets (GAAP) $ 8,498,404 $ 8,430,566 Exclude intangible assets (329,255) (326,298) Tangible assets (non-GAAP) $8,169,149 $8,104,268 Stockholders' equity to total assets (GAAP) 13.1% 13.2 % Tangible common equity to tangible assets (non- GAAP) 9.6% 9.7 % Shares outstanding 41,249,873 40,906,122 Book value per share (GAAP) $ 27.05 $ 27.13 Tangible book value per share (non-GAAP) $ 19.07 $ 19.15 NON-GAAP FINANCIAL MEASURES Dollars in thousands

38 NON-GAAP FINANCIAL MEASURES Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Efficiency Ratio and Adjusted Efficiency Ratio Total noninterest expense (GAAP) $ 41,085 $ 41,615 $ 41,483 $ 56,551 $ 64,324 Exclude merger related costs — 635 385 5,178 7,493 Exclude amortization of intangible assets $ 302 $ 284 $ 285 $ 2,058 $ 2,957 Adjusted noninterest expense (non-GAAP) $ 40,783 $ 40,696 $ 40,813 $ 49,315 $ 53,874 Net interest income (GAAP) $ 54,983 $ 57,371 $ 58,361 $ 69,219 $ 74,816 Total noninterest income (GAAP) $ 1,517 $ 8,325 $ 7,987 $ 8,699 $ 9,311 Exclude (gain) loss on sale of investment securities, net 6,854 — — — 217 Exclude gain on sale of premise and equipment (5) — — — — Adjusted total non interest income (non-GAAP) $ 8,366 $ 8,325 $ 7,987 $ 8,699 $ 9,528 Efficiency ratio (GAAP) 72.7% 63.3% 62.5% 72.6% 76.5 % Adjusted efficiency ratio (non-GAAP) 64.4% 61.9% 61.5% 63.3% 63.9 % Dollars in thousands

Heritage Financial CORPORATION

# QUARTERLY FINANCIAL STATISTICS

| | As of Period End or for the Three Months Ended | | | | |
|---|---|---|---|---|---|
| | June 30, 2025 | September 30, 2025 | December 31, 2025 | March 31, 2026 | June 30, 2026 |
| **Profitability:** | | | | | |
| Net income | $ 12,215 | $ 19,169 | $ 22,237 | $ 18,947 | $ 17,546 |
| Adjusted net income(1) | $ 18,141 | $ 19,671 | $ 22,541 | $ 23,038 | $ 23,637 |
| Diluted earnings per share | $ 0.36 | $ 0.55 | $ 0.65 | $ 0.48 | $ 0.42 |
| Adjusted diluted earnings per share (1) | $ 0.53 | $ 0.56 | $ 0.66 | $ 0.59 | $ 0.57 |
| Return on average assets | 0.70 % | 1.09 % | 1.27 % | 0.97 % | 0.83 % |
| Adjusted return on average assets(1) | 1.03 % | 1.11 % | 1.29 % | 1.18 % | 1.12 % |
| Return on average common equity | 5.57 % | 8.52 % | 9.68 % | 7.32 % | 6.33 % |
| Return on average tangible common equity(1) | 7.85 % | 11.86 % | 13.33 % | 11.14 % | 10.17 % |
| Adjusted return on average tangible common equity(1) | 11.59 % | 12.16 % | 13.51 % | 13.36 % | 13.29 % |
| Net interest margin | 3.51 % | 3.64 % | 3.72 % | 3.96 % | 3.99 % |
| Efficiency ratio | 72.7 % | 63.3 % | 62.5 % | 72.6 % | 76.5 % |
| Adjusted efficiency ratio(1) | 64.4 % | 61.9 % | 61.5 % | 63.3 % | 63.9 % |
| Noninterest expense to average total assets | 2.34 % | 2.36 % | 2.37 % | 2.89 % | 3.06 % |
| Adjusted noninterest expense to average total assets(1) | 2.32 % | 2.30 % | 2.33 % | 2.52 % | 2.56 % |
| **Balance Sheet:** | | | | | |
| Total assets | $ 7,070,641 | $ 7,011,879 | $ 6,967,350 | $ 8,498,404 | $ 8,430,566 |
| Loans receivable | $ 4,774,855 | $ 4,769,160 | $ 4,783,266 | $ 5,722,238 | $ 5,747,741 |
| Total deposits | $ 5,784,413 | $ 5,857,464 | $ 5,920,199 | $ 7,248,537 | $ 7,038,706 |
| Loan to deposit ratio | 82.5 % | 81.4 % | 80.8 % | 78.9 % | 81.7 % |
| **Capital:** | | | | | |
| Book value per share | $ 26.16 | $ 26.62 | $ 27.13 | $ 27.05 | $ 27.13 |
| Tangible book value per share(1) | $ 18.99 | $ 19.46 | $ 19.98 | $ 19.07 | $ 19.15 |
| Leverage ratio | 10.3 % | 10.5 % | 10.8 % | 10.3 % | 10.4 % |
| Total capital ratio | 13.6 % | 13.8 % | 14.1 % | 13.5 % | 13.4 % |
| **Credit Quality:** | | | | | |
| Nonperforming assets to total assets | 0.26 % | 0.30 % | 0.30 % | 0.19 % | 0.19 % |
| ACL on loans to loans receivable | 1.10 % | 1.13 % | 1.10 % | 1.06 % | 1.03 % |

Dollars in thousands

(1) Represents a non-GAAP financial measure

39